SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (date of earliest event reported): February 2, 2006
                                                         ----------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-26396             65-0538630
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(State or other jurisdiction            (Commission       (I.R.S. Employer
    of incorporation)                  File Number)      Identification No.)


    8685 Northwest 53rd Terrace, Miami, Florida                   33166
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (305) 593-0770
                                                     ----------------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

     On February 2, 2006, the Registrant issued a press release announcing its earnings for the third fiscal quarter ended January 1, 2006. A copy of the press release is included with this Report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibit 99.1. Press Release of Benihana Inc. dated February 2, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  BENIHANA INC.



Dated: February 2, 2006           By:  /s/ Michael R. Burris
                                  ---------------------------------------
                                  Michael R. Burris
                                  Senior Vice President of
                                  Finance and Treasurer
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                                 EXHIBIT INDEX

Exhibit No.   Description
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     99.1.    Press Release of Benihana Inc. dated February 2, 2006.